Brown Capital Management Mid Company Fund Summary Prospectus | June 22, 2021 Institutional Shares (BCMIX) CUSIP Number 115291783

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.browncapital.com), and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.browncapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-892-4226 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, shareholder reports and other information about the Fund online at www.browncapital.com/investmentstrategies/midcompanyinst/. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated June 22, 2021 are incorporated by reference into this Summary Prospectus.

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 Investment Objective. The Mid Company Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)	Institutional Shares

Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.39%
Fee Waivers and/or Expense Reimbursements[1]	(0.49%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[1]	0.90%

1.	Brown Capital Management, LLC, (the “Advisor”) has entered into an Expense Limitation Agreement with the Mid Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Mid Company Fund and to assume other expenses of the Mid Company Fund, if necessary, in an amount that limits the Mid Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Mid Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% until July 31, 2022. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expense limit for the Mid Company Fund, the Mid Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Mid Company Fund within three years following the year in which the expense was incurred, provided that the Mid Company Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and/or reimbursement or the current expense limitation arrangement.

Example. This example is intended to help you compare the cost of investing in the Mid Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mid Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$92	$392	$713	$1,624

Portfolio Turnover. The Mid Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid Company Fund’s performance. During the most recent fiscal year, the Mid Company Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

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Principal Investment Strategies.

The Mid Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities of companies with total operating revenues of $500 million to $5 billion at the time of initial investment (“mid sized companies”). It is important to note that the Mid Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Mid Company Fund is on the revenue produced by the issuer of the securities.

The Mid Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional mid companies with the wherewithal to become exceptional larger companies. The Mid Company Fund typically holds a portfolio of between 40 to 60 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money or headaches or provide an exceptional value proposition to consumers.  The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Mid Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Mid Company from mid capitalization by its use of revenue not market capitalization to identify and invest in exceptional mid companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically generate between $500 million and $5 billion in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in-depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes in-depth fundamental research, when applied over a three to five-year time horizon, and implemented with a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s investment process is fundamental analysis. Valuation analysis is also part of the Advisor’s investment process.

The Advisor constructs the Mid Company Fund’s portfolio to generally be fully invested with no more than 5% in cash. The Advisor believes a diversified portfolio of 40 to 60 securities and their research efforts may, collectively, reduce portfolio risk.

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The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Mid Company Fund’s portfolio when the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund. An investment in the Mid Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Mid Company Fund will be successful in meeting its investment objective. Generally, the Mid Company Fund will be subject to the following risks:

●	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Mid Company Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the Mid Company Fund on a daily basis, and, as result, such movements may negatively affect the Mid Company Fund’s net asset value.

●	Investment Style Risk: The performance of the Mid Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Mid Company Fund to achieve its investment objectives.

●	Market Sector Risk: The percentage of the Mid Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

●	Equity Securities Risk: To the extent that the majority of the Mid Company Fund’s portfolio consists of common stocks, it is expected that the Mid Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

●	Mid- and Small-Sized Company Risk: Investing in the securities of mid and small sized companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium and small-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience. The Fund would deem a small company to be a company with total operating revenues of $500 million or less at the time of the initial investments. While the Fund is not managed to invest in companies in terms of market capitalization but rather based on company revenues, the Fund may nonetheless hold securities the issuer of which is considered to be a mid or small-sized company in terms of capitalization.

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Performance Information. The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the Mid Company Fund by showing changes in the Mid Company Fund’s performance from year to year and by showing how the Mid Company Fund’s average annual total returns compare to that of a broad-based securities market index. The Mid Company Fund’s past performance (before and after taxes) is not necessarily an indication of how the Mid Company Fund will perform in the future. Updated information on the Mid Company Fund’s results can be obtained by visiting: https://www.browncapital.com/investmentstrategies/midcompanyfundinst/.

Year-to-date return as of the most recent quarter ended March 31, 2021 was -0.60%.

Quarterly Returns During This Time Period

Highest return for a quarter	38.25%	Quarter ended June 30, 2020
Lowest return for a quarter	-18.46%	Quarter ended December 31, 2018

Average Annual Total Returns Periods ended December 31, 2020	Past 1 Year	Past 5 Years	Since Inception (December 15, 2011)
Mid Company Fund (Institutional Shares) Before taxes After taxes on distributions After taxes on distributions and sale of shares	41.16% 40.31% 24.92%	18.69% 16.44% 14.39%	14.57% 11.43% 10.77%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.59%	18.66%	17.44%
Morningstar Mid-Cap Growth Category	40.91%	18.47%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

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Management.

Investment Advisor. Brown Capital Management, LLC is the Mid Company Fund’s Investment Advisor.

Portfolio Managers. The Mid Company Fund is team-managed by Eddie C. Brown, CFA, CIC (Founder, Chairman, and CEO of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), Kayode O. Aje, CFA (Managing Director and Senior Portfolio Manager of the Advisor), and Kwame C. Webb, CFA (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Brown has served as portfolio manager for the Mid Company Fund since its inception in 2002. Mr. Pearson has served as portfolio manager for the Mid Company Fund since 2005. Messrs. Aje and Webb have each served as portfolio manager for the Mid Company Fund since 2018.

Purchase and Sale of Fund Shares. The Fund’s minimum initial investment is $500,000 for Institutional Shares. The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). Brown Capital Management Mutual Funds (the “Trust”) has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Fund to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Fund. Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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